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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 28, 2003, except as to the subsequent events described in Note R which is as of March 26, 2003, which appears in the Form 10 Registration Statement relating to the financial statements of Wheeling-Pittsburgh Corporation for the year ended December 31, 2002.

/s/ PricewaterhouseCoopers LLP
Pittsburgh, PA
January 21, 2004